EXHIBIT 99.1


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE2

                                   All records
                                 10,725 records
                             Balance: 1,754,485,679


Selection Criteria: All records
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                      Pool by
                                                      Aggregate      Aggregate     Weighted      Weighted
                                        Number         Cut-off        Cut-off       Average       Average      Weighted    Weighted
                                          of             Date          Date          Gross       Remaining     Average      Average
                                       Mortgage       Principal      Principal     Interest        Term        Original      FICO
Range of Gross Interest Rates (%)        Loans       Balance ($)      Balance      Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                               16        4,756,052         0.27         4.123           296        83.25          735
-----------------------------------------------------------------------------------------------------------------------------------
4.250 - 4.499                                1          361,184         0.02         4.375           295        85.00          741
-----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                               71       21,576,134         1.23         4.622           297        82.58          729
-----------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                               13        2,912,798         0.17         4.883           356        75.92          676
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                               48       14,305,943         0.82         5.111           330        77.93          666
-----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                               47       11,431,503         0.65         5.338           353        76.26          660
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                              133       29,448,275         1.68         5.592           348        75.37          658
-----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                              317       70,854,690         4.04         5.886           351        77.80          650
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                              317       67,426,477         3.84         6.105           349        79.17          645
-----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                              590      122,192,301         6.96         6.339           349        79.17          644
-----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                              733      145,051,560         8.27         6.577           351        80.89          637
-----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                            1,352      264,746,595        15.09         6.885           352        80.79          632
-----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                              630      112,817,249         6.43         7.096           351        82.03          620
-----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                              951      167,356,138         9.54         7.338           350        82.53          617
-----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                              914      152,449,009         8.69         7.574           350        82.01          607
-----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                            1,215      197,834,691        11.28         7.874           351        82.44          596
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                              447       62,883,685         3.58         8.094           349        81.64          588
-----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                              593       81,045,540         4.62         8.340           350        82.16          579
-----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                              462       63,056,776         3.59         8.573           351        81.27          572
-----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                              483       59,640,166         3.40         8.870           348        81.16          562
-----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                              161       15,568,933         0.89         9.085           344        80.30          558
-----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                              210       21,185,263         1.21         9.331           338        80.89          555
-----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                              161       14,751,268         0.84         9.575           334        78.77          562
-----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                              323       20,466,822         1.17         9.859           297        86.17          597
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                            202       10,423,939         0.59        10.110           273        91.52          590
-----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                             73        4,525,279         0.26        10.349           308        82.11          562
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                            120        7,103,010         0.40        10.562           275        89.75          628
-----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                             71        3,985,119         0.23        10.856           282        86.70          600
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                             20        1,359,811         0.08        11.065           300        81.22          561
-----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                             11          773,574         0.04        11.353           351        73.06          540
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                             12          850,875         0.05        11.615           297        84.50          614
-----------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                             18          847,015         0.05        11.842           324        75.41          549
-----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                              6          297,852         0.02        12.049           329        77.79          550
-----------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                              3          175,687         0.01        12.372           356        65.05          509
-----------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                              1           24,469         0.00        12.740           236       100.00          582
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  10,725    1,754,485,679       100.00         7.302           347        81.20          617
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.120
Maximum: 12.740
Weighted Average: 7.302

                            Top
                            ---




                                              4/7/2004 11:22




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE2

                              Fixed Rate Population
                                  3,605 records
                              Balance: 445,581,820


Selection Criteria: Fixed Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                      Pool by
                                                      Aggregate      Aggregate     Weighted      Weighted
                                         Number        Cut-off        Cut-off       Average       Average      Weighted    Weighted
                                           of            Date          Date          Gross       Remaining      Average     Average
                                        Mortgage      Principal      Principal     Interest        Term        Original       FICO
Range of Gross Interest Rates (%)         Loans      Balance ($)      Balance      Rate (%)      (months)         LTV        Score
-----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                                 1        316,199          0.07         4.600           352         70.33         777
-----------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                                 2        408,400          0.09         4.961           352         70.38         762
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                                 4        824,333          0.19         5.206           319         62.75         689
-----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                                 1        217,651          0.05         5.250           172         39.81         646
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                                29      6,590,199          1.48         5.573           322         73.77         673
-----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                                72     15,059,341          3.38         5.870           332         72.12         674
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                               104     19,936,033          4.47         6.108           332         73.20         664
-----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                               199     36,837,097          8.27         6.337           334         73.51         652
-----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                               222     39,944,179          8.96         6.569           336         76.05         648
-----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                               373     63,771,813         14.31         6.886           340         75.80         644
-----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                               174     26,248,438          5.89         7.094           334         76.52         633
-----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                               249     36,612,208          8.22         7.339           329         80.32         626
-----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                               248     34,640,655          7.77         7.574           328         76.97         621
-----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                               375     48,366,221         10.85         7.889           335         80.12         610
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                               137     16,990,335          3.81         8.103           330         79.55         608
-----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                               186     18,130,868          4.07         8.332           330         81.61         596
-----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                               145     15,733,040          3.53         8.584           337         80.26         585
-----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                               177     16,395,216          3.68         8.864           326         81.98         579
-----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                                66      4,760,487          1.07         9.091           316         81.43         574
-----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                               100      6,818,343          1.53         9.321           299         85.50         578
-----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                                84      5,144,793          1.15         9.552           294         82.48         596
-----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                               251     12,213,759          2.74         9.849           257         95.25         630
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                             173      7,471,457          1.68        10.118           240         96.64         605
-----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                              54      2,781,364          0.62        10.353           278         88.78         582
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                              97      5,144,876          1.15        10.557           244         96.14         656
-----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                              50      2,471,593          0.55        10.876           237         96.23         634
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                              12        741,105          0.17        11.074           253         88.78         585
-----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                               2        119,821          0.03        11.291           323         83.73         592
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                               7        451,961          0.10        11.591           245         96.10         671
-----------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                               7        288,320          0.06        11.932           260         91.85         590
-----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                               3        127,246          0.03        12.062           292         88.23         597
-----------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.749                               1         24,469          0.01        12.740           236        100.00         582
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,605    445,581,820        100.00         7.497           326         78.71         628
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.600
Maximum: 12.740
Weighted Average: 7.497

                             Top




                                                4/7/2004 11:25




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                  MSAC 2004-HE2

                           Adjustable Rate Population
                                  7,120 records
                             Balance: 1,308,903,858


Selection Criteria: Adjustable Rate Population
Table of Contents

1. Range of Gross Interest Rates (%)
------------------------------------



1. Range of Gross Interest Rates (%)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       % of
                                                                     Mortgage
                                                                     Pool by
                                                      Aggregate     Aggregate      Weighted      Weighted
                                        Number         Cut-off       Cut-off       Average       Average       Weighted    Weighted
                                          of             Date          Date         Gross       Remaining      Average      Average
                                       Mortgage       Principal     Principal      Interest        Term        Original       FICO
Range of Gross Interest Rates (%)        Loans       Balance ($)     Balance       Rate (%)      (months)        LTV         Score
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                               16        4,756,052         0.36        4.123            296        83.25          735
-----------------------------------------------------------------------------------------------------------------------------------
4.250 - 4.499                                1          361,184         0.03        4.375            295        85.00          741
-----------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.749                               70       21,259,935         1.62        4.622            296        82.77          728
-----------------------------------------------------------------------------------------------------------------------------------
4.750 - 4.999                               11        2,504,398         0.19        4.870            357        76.83          662
-----------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.249                               44       13,481,610         1.03        5.105            330        78.86          665
-----------------------------------------------------------------------------------------------------------------------------------
5.250 - 5.499                               46       11,213,852         0.86        5.339            356        76.97          660
-----------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.749                              104       22,858,076         1.75        5.597            356        75.83          653
-----------------------------------------------------------------------------------------------------------------------------------
5.750 - 5.999                              245       55,795,349         4.26        5.890            356        79.33          644
-----------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.249                              213       47,490,443         3.63        6.104            356        81.68          637
-----------------------------------------------------------------------------------------------------------------------------------
6.250 - 6.499                              391       85,355,204         6.52        6.340            356        81.61          640
-----------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.749                              511      105,107,381         8.03        6.580            356        82.74          633
-----------------------------------------------------------------------------------------------------------------------------------
6.750 - 6.999                              979      200,974,782        15.35        6.885            356        82.37          628
-----------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.249                              456       86,568,811         6.61        7.097            356        83.70          616
-----------------------------------------------------------------------------------------------------------------------------------
7.250 - 7.499                              702      130,743,931         9.99        7.338            356        83.14          615
-----------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.749                              666      117,808,353         9.00        7.574            356        83.49          603
-----------------------------------------------------------------------------------------------------------------------------------
7.750 - 7.999                              840      149,468,470        11.42        7.869            356        83.19          592
-----------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.249                              310       45,893,350         3.51        8.091            356        82.42          581
-----------------------------------------------------------------------------------------------------------------------------------
8.250 - 8.499                              407       62,914,672         4.81        8.342            356        82.32          574
-----------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.749                              317       47,323,735         3.62        8.569            356        81.60          567
-----------------------------------------------------------------------------------------------------------------------------------
8.750 - 8.999                              306       43,244,950         3.30        8.872            356        80.85          556
-----------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.249                               95       10,808,446         0.83        9.083            356        79.79          551
-----------------------------------------------------------------------------------------------------------------------------------
9.250 - 9.499                              110       14,366,921         1.10        9.335            356        78.71          543
-----------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.749                               77        9,606,475         0.73        9.588            356        76.79          544
-----------------------------------------------------------------------------------------------------------------------------------
9.750 - 9.999                               72        8,253,062         0.63        9.874            356        72.74          547
-----------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.249                             29        2,952,482         0.23       10.091            356        78.55          553
-----------------------------------------------------------------------------------------------------------------------------------
10.250 - 10.499                             19        1,743,915         0.13       10.343            356        71.48          530
-----------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.749                             23        1,958,134         0.15       10.576            356        72.97          552
-----------------------------------------------------------------------------------------------------------------------------------
10.750 - 10.999                             21        1,513,526         0.12       10.825            356        71.14          544
-----------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.249                              8          618,705         0.05       11.055            356        72.16          532
-----------------------------------------------------------------------------------------------------------------------------------
11.250 - 11.499                              9          653,753         0.05       11.365            356        71.10          530
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.749                              5          398,914         0.03       11.643            356        71.35          549
-----------------------------------------------------------------------------------------------------------------------------------
11.750 - 11.999                             11          558,695         0.04       11.796            356        66.92          528
-----------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.249                              3          170,606         0.01       12.039            357        70.00          515
-----------------------------------------------------------------------------------------------------------------------------------
12.250 - 12.499                              3          175,687         0.01       12.372            356        65.05          509
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                   7,120    1,308,903,858       100.00        7.236            354        82.04          613
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.120
Maximum: 12.450
Weighted Average: 7.236

                             Top




                                               4/7/2004 11:29




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.